Exhibit 99.1

STARWOOD WAYPOINT RESIDENTIAL TRUST ANNOUNCES

OVERWHELMING SHAREHOLDER APPROVAL OF

MERGER WITH COLONY AMERICAN HOMES

- Approved Internalization of the Company’s Management -

- Combined Company to be Renamed Colony Starwood Homes -

- Shares of Combined Company to be Traded on NYSE under New Ticker Symbol “SFR” -

Oakland, California (December 17, 2015) – Starwood Waypoint Residential Trust (NYSE: SWAY) (the “Company”), a leading single-family rental (“SFR”) real estate investment trust (“REIT”), today announced its shareholders voted in favor of both the proposed merger with Colony American Homes and the proposed internalization of its management.

A majority of shares voting at the Special Meeting of Shareholders today voted in favor of the issuance of 64,869,583 common shares of the Company in connection with the merger of Colony American Homes, Inc. with and into a subsidiary of the Company.

A majority of shares voting at the Special Meeting (excluding certain interested common shares) also voted today in favor of the proposed internalization of the Company’s management through the acquisition of SWAY Management, LLC in exchange for the issuance to Starwood Capital Group Global, L.P. of 6.4 million common units of Starwood Waypoint Residential Partnership, L.P., which under certain circumstances are redeemable for the Company’s common shares on a one-for-one basis.

Subject to the satisfaction or waiver of customary closing conditions, the Company expects the transactions to close in early January 2016. Upon the closing of the transactions, the combined company will be re-named Colony Starwood Homes and will continue to be traded on the New York Stock Exchange under a new ticker symbol, “SFR”.

Additional details on today’s shareholder votes are contained in the Form 8-K filed today with the Securities and Exchange Commission.

About Starwood Waypoint Residential Trust

Starwood Waypoint Residential Trust (NYSE: SWAY) is one of the largest publicly traded owners and operators of single-family rental homes in the United States. Partnered with Starwood Capital Group L. P. (“Starwood Capital Group”), a leading private investment firm with a core focus on global real estate, Starwood Waypoint Residential Trust acquires, renovates, leases, maintains and manages single-family homes in markets that exhibit favorable demographics and long-term economic trends, as well as strengthening demand for rental properties. The company also invests in non-performing loans, and works with interested and qualified borrowers to find solutions to keep them in their homes. Starwood Waypoint Residential Trust is Reinventing Renting™ by building its business upon a foundation of respect for its residents and the communities in which it operates. Additional information can be found at www.starwoodwaypoint.com.

About Colony American Homes

Colony American Homes, Inc. is a market leader in the acquisition, ownership, renovation, leasing and management of single-family residential homes in the United States. As of September 30, 2015, CAH owned or managed approximately 19,000 homes, representing one of the largest portfolios of single-family homes in the United States. CAH was formed in 2012 by Colony Capital, Inc., a leading global real estate and investment management firm. Additional information can be found at www.colonyamerican.com.

Forward-Looking Statements

The statements herein that are not historical facts, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “projects,” “forecasts,” “anticipates,” “expects,” “intends,” “will,” “could,” “believes,” “estimates,” “continue,” and similar expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements. Factors that could materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our shareholders, include, but are not limited to: the possibility that our proposed internalization (the “Internalization”) of SWAY Management LLC (our “Manager”) or the merger (the “Merger”) with Colony American Homes (“CAH”) will not close, including the failure to satisfy other closing conditions under the Contribution Agreement dated as of September 21, 2015, among us, our operating partnership, our Manager and Starwood Capital Group (the “Contribution Agreement”), or the Agreement and Plan of Merger dated as of September 21, 2015, among us, and certain of our subsidiaries and CAH and certain of its subsidiaries and certain investors in CAH (the “Merger Agreement”) or by the termination of the Contribution Agreement or Merger Agreement; failure to plan and manage the Internalization or the Merger effectively and efficiently; the possibility that the anticipated benefits from the Internalization or the Merger may not be realized or may take longer to realize than expected; unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Contribution Agreement or the Merger Agreement, whether or not completed; the outcome of any legal proceedings that have been instituted against us, CAH or others following announcement of the Internalization or the Merger; expectations regarding the timing of generating additional revenues; changes in our business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy our investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on NPLs; our ability to convert the homes and NPLs we acquire into rental homes generating attractive returns; our ability to successfully modify or otherwise resolve NPLs; our ability to lease or re-lease our rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; our ability to effectively manage our portfolio of rental homes; the concentration of credit risks to which we are exposed; the rates of default or decreased recovery rates on our target assets; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; potential conflicts of interest with Starwood Capital Group, CAH and their affiliates; potential conflicts of interest; the timing of cash flows, if any, from our investments; unanticipated increases in financing and other costs; our expected leverage; effects of derivative and hedging transactions; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; actions and initiatives of the U.S. government and changes to U.S. government policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws and rates and similar matters; limitations imposed on our business and our ability to satisfy complex rules in order for us and, if applicable, certain of our subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of our subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and estimates relating to our ability to make distributions to our shareholders in the future. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by us with the Securities and Exchange Commission from time to time. Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements appearing herein, whether as a result of new information, future events or otherwise.

Contact:

Investor Relations

John Christie

Phone: 510-982-5470

Email: IR@waypointhomes.com

Media Relations

Jason Chudoba

Phone: 646-277-1249

Email: Jason.chudoba@icrinc.com

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